                                                                 Exhibit 99.1

                         Form 4 Joint Filer Information

Name:                                    Dwight Anderson

Address:                                 437 Madison Avenue, 28th Floor
                                         New York, NY 10022

Date of Event Requiring Statement:       08/06/19